Investments	12 Months Ended
Dec. 31, 2022
Investments, All Other Investments [Abstract]
Investments
6.	Investments
As of December 31, 2021 and 2022, the Company’s short-term investments are comprised of the following:

	As of
	December 31, 2021	December 31, 2022
Time Deposits (maturity dates between 3 – 12 months)	105,199	—
Wealth management products	192,900	26,402
Non-marketable equity securities	44,918	—

Total short-term investments	343,017	26,402

For time deposits with original maturities between three months and a year, its interest income amounted to RMB6.3 million, RMB3.1 and RMB 1.3 million in the consolidated statements of comprehensive loss for the years ended December 31, 2020, 2021 and 2022, respectively.

The change in fair value of short-term investments in wealth management products was recorded as investment income which amounted to RMB5.9 million, RMB9.0 million and RMB2.3 million for the years ended December 31, 2020, 2021 and 2022, respectively.
During 2020, the Company invested RMB20.0 million in a publicly traded security listed on the Hong Kong Stock Exchange and the investment was sold in 2021. The unrealized gain (loss) for the security was recorded as investment income (loss) which amounted to RMB16.7 million and (RMB15.3 million) for the years ended December 31, 2020 and 2021.
The Company’s investments in non-marketable equity securities consist of an investment in an equity fund. During the first quarter of 2020, the Company subscribed to shares of an equity fund as a limited partner, with an initial cost of RMB106.0 million. The investment in the fund is nonredeemable for two years after the subscription date and the directors of the fund can extend the non-redemption period for another two years. The investment is measured under the NAV practical expedient. Unrealized losses of RMB54.4 million, RMB1.2 million and RMB50.5 million was recorded in investment income (loss) in the consolidated statements of comprehensive loss for the years ended December 31, 2020, 2021 and 2022, respectively. As of December 31, 2021, and 2022, the fair value of investments measured at NAV was RMB44.9 million and nil, respectively.
As of December 31, 2021 and 2022, the Company’s long-term investment in equity securities are comprised of the following:

	As of
	December 31, 2021	December 31, 2022
Equity method investments	1,416	—

Total long-term equity investments	1,416	—

As of December 31, 2020, the Company’s equity method investment is an investment of RMB27.6 million as a limited partner in a venture fund. During 2021, this equity method investment was fully impaired as the Company determined that it is unlikely their investment is recoverable due to the deterioration of the investment environment and capital market.
During 2021, the Company deconsolidated one of its subsidiaries when a third-party investor purchased 60% of the subsidiary’s equity ownership. On the date the subsidiary was deconsolidated, the Company recorded the difference of RMB23.1 million between the fair value consideration received and the carrying value of the subsidiary’s net assets as a disposal gain in Other Income /(Expenses). The remaining 40% equity ownership in the subsidiary was recorded as an equity method investment.
For the year end December 31, 2022, the Group recognized its share of loss of equity method investments in the amount of RMB1.4 million (2020 and 2021: share of loss of nil and RMB3.2 million, respectively).
The Company’s investments in non-marketable equity securities primarily consist of an investment in an equity fund (see below) and small, non-controlling investments in companies for which the Company has equity ownership with preferential rights but cannot exert significant influence. During 2021, equity securities of RMB8.0 million without readily determinable fair value were either disposed or impaired and had nil
carrying value as of December 31, 2021.